Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,138.98
Total Transaction Valuation	15,488,647.95
Total Offset Amount	0.00
Net Fee	$ 2,138.98